Prepared By and After Recording Return To:

Jay B. Williams
Senior Counsel
American United Life
Insurance Co.
One American Square,
P.O. Box 368
Indianapolis, IN 46204

                              ASSUMPTION AGREEMENT

THIS AGREEMENT, made this 28th day of June, 1999, by end between American
United Life Insurance Company, with an address at One American Square, P.O. Box 368, Indianapolis, Indiana 46206 ("Mortgagee"), SLT Properties, Inc. a Delaware Corporation with an address at 147 Keystone Drive, Montgomeryville, Pennsylvania 18936-9638 ("SLTP"), Surgical Laser Technologies, Inc., a Delaware Corporation, with an address of 147 Keystone Drive Montgomeryville, Pennsylvania 18936-9638 ("SLT") and Montgomery County Industrial Development Corporation, a Pennsylvania non-profit corporation with an address at 420 West Germantown Pike, East Norriton, Pennsylvania 19403 ("MCIDC")(MCIDC, SLTP, and SLT being referred to hereinafter as "Original Borrower"), and Lenfest Oaks, Inc, a Pennsylvania Corporation with an address at 200 Cresson Boulevard, Oaks, Pennsylvania 19456-0989 ("New Borrower").

WITNESSETH:

WHEREAS, Original Borrower is indebted to Mortgagee under a certain promissory note dated August 16, 1991 in the principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000) (the "Note"), which Note is secured by an Indenture of Mortgage of even date "therewith executed by SLTP and MCIDC and recorded at Mortgage Book 6760, Page 166 in the Office of the Recorder of Deeds of Montgomery County, Pennsylvania (hereinafter the "Mortgage"); and

WHEREAS, the Mortgage is a first lien upon the real estate described in Exhibit A (which is attached hereto and incorporated herein by reference) and all improvements located thereon (the "Mortgaged Property"); and

WHEREAS, the repayment of the Note is further secured by that certain Assignment of Rents and Leases dated August 16, 1991 executed by SLTP and MCIDC and recorded at Deed Book 4987 Page 44 in the aforesaid Office (hereinafter the "Assignment"); and

WHEREAS, SLTP has requested to transfer SLTP's equitable interest in the Mortgaged Property to New Borrower and Mortgagee has consented upon satisfaction of certain terms and conditions including the condition that New Borrower shall become fully liable for repayment of the Note and performance of all of Original Borrower's obligations under the Note, the Mortgage and the Assignment; and

WHEREAS, SLTP is, contemporaneously with the execution of this Agreement, and subject to the Mortgage, selling and conveying to New Borrower SLTP's equitable interest in the Mortgaged Property; and

WHEREAS, in consideration of these premises, to induce Mortgagee to consent to such transfer and for other valuable consideration, the receipt of which is acknowledged, New Borrower is willing to (i) assume all obligations for repayment of all sums due under the Note, the Mortgage, and the Assignment; (ii) personally assume all other obligations of SLT and SLTP under the Note, the Mortgage and the Assignment; such assumption having been agreed to by and between Original Borrower and New Borrower as part consideration for the conveyance as aforesaid of the Mortgaged Property by SLTP to New Borrower; and

WHEREAS, Original Borrower and New Borrower represent to Mortgagee that there is no second mortgage or other subsequent lien now outstanding against the Mortgaged Property, other than that certain Mortgage dated December 2, 1991 executed by MCIDC in favor of Pennsylvania Industrial Development Authority (the "PIDA Mortgage") and that the lien of the Mortgage is a valid, first and subsisting lien upon said Mortgaged Property.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and the receipt of the assumption fee and processing fee in the amount of Thirty Thousand One Hundred Eight Dollars and 52/100 ($30,108.52), and upon the express conditions that the lien of the Mortgage is a valid, first and subsisting lien upon said Mortgaged Property and that the execution of this agreement will not impair the lien of the Mortgage and that, other than the PIDA Mortgage there is no existing mortgage or other lien subsequent to the lien of the Mortgage held by Mortgagee, it is hereby agreed as follows:

1. New Borrower hereby covenants, promises and agrees: (a) to pay the Note at the times, in the manner and in all respects as therein provided, (b) to perform each and every of the covenants, agreements and obligations of SLTP and/or SLT in the Note, Mortgage and in the Assignment to be performed therein, at the time, in the manner and in all respects as therein provided, and (c) to be bound by each and every term and provision of the Note, the Assignment and the Mortgage as though said Note, Assignment and Mortgage had originally been made, executed and delivered by New Borrower, this agreement recognizing, however, the reduction, if any, of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower or for its account prior to the date of execution of this Agreement. The principal balance of the Note as of June 30, 1999 is Two Million Eight Hundred Ten Thousand Eight Hundred Fifty One and 76/100 Dollars ($2,810,851.76).

2. That all of the Mortgaged Property shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and nothing contained herein shall affect or be construed to affect the lien, charge or encumbrance of the Mortgage or the priority thereof over other liens, charges encumbrances or conveyances.

3. Notwithstanding anything to the contrary contained herein, this Agreement shall not affect or impair any representation in regard to and/or warranty of title heretofore made by the Original Borrower, all of which shall remain in force and inure to the benefit of the Mortgagee and any insurer of the title to said property or the lien of the Mortgage thereon.

4 Except as provided in Section 3 above, Mortgagee hereby agrees to release, remise and discharge SLTP and SLT from all obligations and liabilities hereafter arising under the Note, the Mortgage, the Assignment and all other documents executed by SLT or SLTP in connection with the Note.

Mortgagee shall contemporaneously with the execution hereof by all parties return to SLT and SLTP (a) that certain Guaranty Agreement dated August 16, 1991 executed by SLT marked "canceled" and (b) that certain Security and Pledge Agreement and Certificate of Deposit dated September 12, 1991 between SLTP and Mortgagee marked "canceled", (c) the $100,000 certificate of deposit given to Mortgagee in connection with such Security and Pledge Agreement, and (d) that certain Tenant Agreement dated September 12, 1991 among SLT and SLTP and Mortgagee marked "canceled". It being understood that Mortgagee shall have a right to seek enforcement of any of the above instruments due to any violation of the Note, Mortgage, and Assignment arising before the transfer provided herein.

5. This Agreement may be executed in separate counterparts, each of which, when executed and delivered, shall constitute an original document, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Original Borrower, New Borrower & Mortgagee have executed this Agreement as of the date first written above.



          New Borrower: Lenfest Oaks, Inc., a Pennsylvania corporation


          By: /s/ Maryann V. Bryla
              -----------------------------------------
          Printed Name: Maryann V. Bryla
                        -------------------------------
          Title: Vice President
                 --------------------------------------



Attest:


/s/ Mark H. Fisher
--------------------------
Assistant Secretary



          Original Borrower: SLT Properties, Inc., a Delaware corporation


          By: /s/ Davis Woodward
              -----------------------------------------
          Printed Name: Davis Woodward
                        -------------------------------
          Title: Vice President
                 --------------------------------------



Attest:


/s/ Craig K. Carra
--------------------------
Craig K. Carra,
Assistant Secretary

          Original Borrower: Surgical Laser Technologies, Inc.,
                              a Delaware corporation


          By: /s/ Davis Woodward
              -----------------------------------------
          Printed Name: Davis Woodward
                        -------------------------------
          Title: Vice President
                 --------------------------------------
          Original Borrower: Montgomery County Industrial Development
                             Corporation, a Pennsylvania non-profit
                             corporation



          By: /s/ Carmen S. Italia, Jr.
              -----------------------------------------
          Printed Name: Carmen S. Italia, Jr.
                        -------------------------------
          Title: President
                 --------------------------------------

Attest:

------------------------


          Mortgagee: AMERICAN UNITED LIFE INSURANCE COMPANY:


          By: /s/ Steven Holland
              -----------------------------------------
          Printed Name: Steven Holland
                        -------------------------------
          Title: Vice President
                 --------------------------------------

Attest:


/s/ Dorothy J. Bowman
---------------------------------
Secretary

     STATE OF PENNSYLVANIA     )
                               )SS:
     COUNTY OF MONTGOMERY      )


The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State on this day by Maryann V. Bryla known to me to be the person whose name is subscribed hereon, who being duly sworn by me, stated upon oath that she is the Vice President of LENFEST OAKS, INC. and acknowledged that she signed and sealed the foregoing instrument for the purposes therein expressed as the act and deed of LENFEST OAKS, INC. Witness my hand and official seal this 29th day of June, 1999.


                                         /s/ Julie B. Duffy
                                         --------------------------------
                                         Notary Public
                                         (Seal)


My Commission Expires: October 22, 2001
                       ----------------


My County of Residence: Montgomery County
                        -----------------

STATE OF PENNSYLVANIA)
                     )SS:
COUNTY OF MONTGOMERY )

The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State on this day by Davis Woodward known to me to be the person whose name is subscribed hereon, who being duly sworn by me, stated upon oath that he is the Vice President of SLT PROPERTIES, INC. and acknowledged that he signed and sealed the foregoing instrument for the purposes therein expressed as the act and deed of SLT PROPERTIES, INC.

Witness my hand and official seal this 28th day of June, 1999.

                                   /s/ Patricia A. Moriarty
                                       --------------------
                                       Notary Public



My Commission Expires:  MAY 20, 2002
My County of Residence: CHESTER


STATE OF PENNSYLVANIA)
                     )SS:
COUNTY OF MONTGOMERY )

The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State on this day by Davis Woodward known to me to be the person whose name is subscribed hereon, who being duly sworn by me, stated upon oath that he/she is the Vice President of Surgical Laser Technologies, Inc. and acknowledged that he/she signed and sealed the foregoing instrument for the purposes therein expressed as the act and deed of Surgical Laser Technologies, Inc.

Witness my hand and official seal this 28th day of June, 1999.

                                   /s/ Patricia A. Moriarty
                                       --------------------
                                       Notary Public




My Commission Expires:  MAY 20, 2002
My County of Residence: CHESTER

COMMONWEALTH OF PENNSYLVANIA)
                            )SS:
COUNTY OF MONTGOMERY        )

The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State on this day by Carmen S. Italia, Jr., known to me to be the person whose name is subscribed hereon, who being duly sworn by me, stated upon oath that he is the President of MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT CORPORATION and acknowledged that he signed and sealed the foregoing instrument for the purposes therein expressed as the act and deed of MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT CORPORATION.

Witness my hand and official seal this 28th day of June, 1999.

                                   /s/ Deborah A. Mader
                                       --------------------
                                       Notary Public



My Commission Expires:
My County of Residence: BUCKS




STATE OF INDIANA)
                )SS:
COUNTY OF MARION)

The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State on this day by Steven T. Holland, known to me to be the person whose name is subscribed hereon, who being duly sworn by me, stated upon his oath that he is the Vice President of American United Life Insurance Company and acknowledged that he signed and sealed the foregoing instrument for the purposes therein expressed as the act and deed of American United Life Insurance Company.

Witness my hand and official seal this 28th day of June, 1999.

                                   /s/ Elizabeth A. Chamberlain
                                       ------------------------
                                       Notary Public


My Commission Expires:  AUGUST 31, 2006
My County of Residence: Johnson

                                   EXHIBIT "A"

ALL THAT CERTAIN tract of land situate in the Township of Upper Providence, County of Montgomery, Commonwealth of Pennsylvania, as shown on Final Subdivision Plan prepared for Acorn Development Corporation (Sheet 1 of 1) by Pennoni Associates, Inc., Consulting Engineers, 1611 Arch Street, Philadelphia, Pennsylvania 19103 and Yerkes Associates, Inc., 101 Charles Street, Box 1080, Bryn Mawr, Pennsylvania 19101 recorded on September 11, 1990 in the Office of the Recorder of Deeds in and for Montgomery County in Plan Book A-52, page 198, bounded and described as follows, to wit:

BEGINNING at a point in the title line of Mill Road, said point being located North 06 degrees 37 minutes 54 seconds West 509.00 feet from the intersection of said title line with the centerline of Cresson Boulevard (50 feet wide); thence extending along said title line of Mill Road North 06 degrees 37 minutes 54 seconds West 394.00 feet to a point in line of lands of Burl L. and Geraldine Collins; thence extending along said lands the following 02 courses and distances: (1) North 73 degrees 16 minutes 45 seconds East 216.79 feet to a point; (2) North 06 degrees 37 minutes 55 seconds West 135.95 feet to a point in the Southeasterly title line of Egypt Road, S.R 46062-2; thence extending along said title line North 80 degrees 10 minutes 00 seconds East 68.97 feet to a point in the centerline of Cresson Boulevard; thence extending along said centerline the following 03 dimensions: (1) South 39 degrees 00 minutes 00 seconds East 146.56 feet to a point of curvature; (2) extending along the arc of a circle curving to the right, having a radius of 225.00 feet, the arc distance of 131.55 feet to a point of tangency; (3) crossing a 25 foot wide storm easement South 05 degrees 30 minutes 00 seconds East 323.16 feet to a point in line of Lot No. 3; thence extending along said Lot South 83 degrees 22 minutes 06 seconds West 389.29 feet to the point and place of BEGINNING.

CONTAINING 4.147 acres of land, more or less.

BEING Lot 2 as shown on the above mentioned Plan.

PARCEL NUMBER: 61-00-01208-14-4.

BEING the same premises which Oaks Associates, a Pennsylvania Limited Partnership by Indenture dated September 14, 1990 and recorded in the Office of the Recorder of Deeds in and for the County of Montgomery in Deed Book 4958 Page 199, granted and conveyed unto Montgomery County Industrial Development Corporation, a Non-Profit Corporation.